U.S SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 -------------------------------------
FORM 8-K

CURRENT REPORT
Date of Report (Date of earliest event reported) June 12, 2002

HERITAGE COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

NEVADA	333-66994	43-1932733
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11658 West 75th Street
Shawnee, Kansas 66214 _____________________________
(Address of Principal or
Executive Offices)

(913) 438-6622
___________________________
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Item 5. Other events.

A copy of a press release of Heritage Companies, Inc. with respect to the change in the Company’s ticker symbol as Exhibit 99.1 hereto and is incorporated by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

99.1 Text of the Company’s press release dated June 12, 2002 with respect to the change in the Company’s ticker symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Headhunters, Inc.
(Registrant)

Date:	June 12, 2002	/s/ Cary T. Daniel
Cary T. Daniel, Principal Executive Officer and Chairman of the Board of Directors

EXHIBIT 99.1

Press Release

SOURCE: Heritage Companies, Inc.

Heritage Companies, Inc. Changes Ticker Symbol to HTGE

SHAWNEE, Kansas--(BUSINESS WIRE)—June 12, 2002—Heritage Companies, Inc. (OTCBB: HTGE - news) announced today that the Company’s ticker symbol has been changed from NHED to HTGE. The change, which becomes effective today, follows the Company’s name change, which occurred last month.

Heritage Companies, Inc., Forward-Looking Statement

This news release contains ``forward-looking statements'', as defined by the Private Securities Litigation Reform Act of 1995, and involves risks and uncertainties. Although the Company believes such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Such statements are subject to certain factors that may cause results to differ materially from the ``forward-looking statements.'' Such factors include the risk factors discussed in the Company's filings with the Securities and Exchange Commission.